                                                                    EXHIBIT 10.5

                        PRIVATE LABEL AND ADMINISTRATIVE
                               SERVICE AGREEMENT

                                    -between-

                             BT Reinsurance Limited

                                      and

                     Scottish Life Assurance (Cayman) Ltd.

                           Dated as of June 11, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----

ARTICLE I: Private Label Services.......................................... 1
    1.1  Responsibilities of BT Re......................................... 1
    1.2  Responsibilities of the Insurer................................... 2

ARTICLE II: Administrative Services........................................ 2
    2.1  Services of BT Re................................................. 2
    2.2  Services of the Insurer........................................... 2

ARTICLE III: Payments by the Insurer....................................... 2
    3.1  Service Fee....................................................... 2

ARTICLE IV: Standards of Service........................................... 2
    4.1  General Standard.................................................. 2
    4.2  Records and Reports............................................... 3
    4.3  Delegation of Authority........................................... 3

ARTICLE V: Indemnification................................................. 3
    5.1  In General........................................................ 3
    5.2  BT Re Special Indemnification..................................... 3
    5.3  BT Re Exceptions.................................................. 4
    5.4  Insurer Exceptions................................................ 4

ARTICLE VI: Confidentiality................................................ 4
    6.1  In General........................................................ 4

ARTICLE VII: Covenants..................................................... 4
    7.1  Covenants of the Insurer; Identification of BT Re................. 4
    7.2  Covenants of the Insurer; Disclosures............................. 5

ARTICLE VIII: Term and Termination......................................... 5
    8.1  Effective Date of the Agreement................................... 5
    8.2  Termination of the Agreement...................................... 5
    8.3  Effect of Termination............................................. 6

ARTICLE IX: Miscellaneous.................................................. 6
    9.1  Services to Other Clients......................................... 6
    9.2  Notices........................................................... 7
    9.3  Governing Law..................................................... 7
    9.4  No Waiver......................................................... 7
    9.5  Counterparts...................................................... 8
    9.6  Severability...................................................... 8
    9.7  Assignment and Third Party Beneficiaries.......................... 8
    9.8  Amendments........................................................ 8
    9.9  Interpretation of Headings........................................ 8
    9.10 Relationship of the Parties....................................... 8
    9.11 Examination of Records............................................ 8
    9.12 Force Majeure..................................................... 9
    9.13 Integration....................................................... 9

                              TABLE OF SCHEDULES
                              ------------------

2.1 BT Re Administrative Services
2.2 Insurer Administrative Services
3.1 Service Fee

   PRIVATE LABEL AND ADMINISTRATIVE SERVICE AGREEMENT (the "Agreement"), dated
                                                            ---------
as of June 11, 1998 (the "Effective Date") between BT REINSURANCE LIMITED, a
                          --------------
corporation incorporated in Jersey, Channel Islands ("BT Re"), and SCOTTISH LIFE
                                                      -----
ASSURANCE (CAYMAN) LTD., a Cayman Islands corporation (the "Insurer").
                                                            -------

                             W I T N E S S E T H:

   WHEREAS, BT Re has developed certain variable life insurance policies which the Insurer wishes to market, issue and sell under its own name and reinsure such risks with reinsurers arranged by BT Re under this Agreement (the "Private
                                                                        -------
Label Policies");
--------------

   WHEREAS, BT Re and the Insurer wish to cooperate with one another in marketing, underwriting and administering the Private Label Policies; and

   WHEREAS, BT Re will provide certain services to the Insurer in connection with such marketing, underwriting and administration of the Private Label Policies as set forth herein.

   NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                       ARTICLE I: PRIVATE LABEL SERVICES

   1.1 RESPONSIBILITIES OF BT RE. BT Re will provide the following services to the Insurer (the "BT Re Private Label Services"):
                  ----------------------------

   (a) Make available to the Insurer its form of variable life insurance policies together with its related private placement memorandum, underwriting questionnaire, application for insurance, medical information authorization and qualified investor questionnaire (the "Insurance Forms") to be used and revised
                                       ---------------
as appropriate by the Insurer in the sale of variable life insurance to be issued by the Insurer.

   (b) Assist the Insurer in modifying the Insurance Forms to meet the requirements of the Insurer and the laws of the jurisdiction of incorporation of the Insurer, provided that any services of legal counsel required to so modify
             --------
the Insurance Forms will be arranged for and paid for directly by the Insurer.

   1.2 RESPONSIBILITIES OF THE INSURER. The Insurer will, at its sole expense:

   (a) Review and approve the Insurance Forms made available and modified pursuant to Section 1.1.

   (b) Market, issue and sell under its own name the Private Label Policies either directly or through its employees, agents and consultants.

   (c) Print all Insurance Forms.

   (d) Promptly submit to BT Re true, correct and complete copies of any side letters that are entered into by the Insurer relating to Private Label Policies that affect the BT Re Services to be provided by BT Re under this Agreement.

                      ARTICLE II: ADMINISTRATIVE SERVICES

   2.1 SERVICES OF BT RE. BT Re agrees to provide the Insurer with the services set forth in Schedule 2.1 with respect to the Private Label Policies (the "BT Re
                                                                           -----
Administrative Services").
-----------------------

   2.2 SERVICES OF THE INSURER. The Insurer shall provide and be solely responsible for all other functions with respect to the Private Label Policies other than the BT Re Administrative Services, including, without limitation, the services set forth in Schedule 2.2 (the "Insurer Administrative Services").
                                         -------------------------------

                     ARTICLE III: PAYMENTS BY THE INSURER


   3.1 Service Fee. In consideration for providing the BT Re Private Label Services and the BT Re Administrative Services (collectively, the "BT Re
                                                                   -----
Services"), the Insurer shall pay BT Re a fee (the "Service Fee") in the amount
--------                                            -----------
and in the manner as set forth in Schedule 3.1. The Service Fee with respect to the BT Re Private Label Services shall be fully earned when received by BT Re.

                       ARTICLE IV: STANDARDS OF SERVICE

   4.1 GENERAL STANDARD. BT Re will provide the BT Re Services under this Agreement with professional knowledge, skill and judgment as applied to normal insurance business practices. BT Re will be responsible for all acts and omissions by it pursuant to this Agreement or otherwise in connection with the BT Re Services, provided that BT Re shall not be responsible for failure to
                --------
perform any BT Re

Administrative Services if such failure is caused in whole or in part from inaccurate or incomplete Fund accounting by the Insurer or any other irregularities caused by Fund investment managers (the "Fund Errors").
                                                        -----------

   4.2 RECORDS AND REPORTS. BT Re will maintain all records with regard to the BT Re Administrative Services separately from the records of its other businesses, provided that BT Re may use identical computer and other systems so
            --------
long as information with regard to the BT Re Administrative Services is maintained separately and in an identifiable manner.

   4.3 DELEGATION OF AUTHORITY. The Insurer authorizes BT Re to subcontract any of its services to be performed hereunder to any entity or individual without the prior consent of the Insurer, provided that (a) the subcontractor is one
                                  --------
that also provides services to BT Re in its capacity as a direct insurer of variable life insurance policies, and (b) BT Re is responsible for each subcontractor meeting the standards of service set forth in Section 4.1.

                          ARTICLE V: INDEMNIFICATION

   5.1 IN GENERAL. BT Re and the Insurer agree to hold each other harmless and to indemnify each other, and each other's directors, officers, employees and agents (collectively, the "Indemnified Parties" for purposes of this Article V),
                           -------------------
against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the other party) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements occur as a result of or on account of any act or omission of the indemnifying party in performance of this Agreement; or resulting from or arising out of the dishonest or fraudulent acts of the indemnifying party, or its employees acting alone or in concert with themselves or others.

   5.2 BT RE SPECIAL INDEMNIFICATION. The Insurer agrees to hold BT Re harmless and to indemnify BT Re, and BT Re's directors, officers, employees and agents (collectively, the "BT Re Indemnified Parties" for purposes of this Article V),
                    -------------------------
against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the other party) or litigation (including legal and other expenses), to which the BT Re Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements occur as a result of or on account of (a) practices of the Insurer, its agents or representatives, in the marketing, sale, issuance, cancellation or administration of any Private Label Policy, including but not limited to, liability arising from advertising claims, errors or omissions relating to policy information disclosure, engaging in unfair methods of competition or deceptive acts or practices and replacement transactions, (b) Fund Errors, or (c) the Insurer giving any information or making any representations on behalf of or concerning BT Re, including but not limited to identification of BT Re in any written sales materials or other documents.

   5.3 BT RE EXCEPTIONS. BT Re shall not be liable under the indemnification provision set forth in this Article V with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from (a) such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's functions or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement, or (b) Fund Errors.

   5.4 INSURER EXCEPTIONS. The Insurer shall not be liable under the indemnification provision set forth in the Article V with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

                          ARTICLE VI: CONFIDENTIALITY

   6.1 IN GENERAL. Except as otherwise provided in this Agreement, all information communicated to one party by the other party pursuant to or in connection with the performance of any duties under this Agreement whether occurring before or after the Effective Date, shall be received in confidence and shall be used only for the purposes of this Agreement. No such information, including, without limitation, the terms of this Agreement specific to the nonrecipient party, shall be disclosed by the recipient party, its agents or employees without the prior consent of the nonrecipient party except as may be necessary by reason of legal, accounting or regulatory requirement beyond the reasonable control of the recipient party.

                            ARTICLE VII: COVENANTS

   7.1 COVENANTS OF THE INSURER; IDENTIFICATION OF BT RE. The Insurer shall not give any information or make any representations on behalf of or concerning BT Re, including but not limited to identification of BT Re in any written sales materials or other documents, except with the permission of BT Re. Subject to the preceding sentence, the Insurer may orally disclose the identity of BT Re, provided that the Insurer
--------
does not represent BT Re as having any privity of contract with any person other than the Insurer, including but not limited to a prospective purchaser of or a proposed insured under a Private Label Policy or a policyholder of or an insured or beneficiary under a Private Label Policy.

   7.2 COVENANTS OF THE INSURER; DISCLOSURES. The Insurer shall promptly give notice to BT Re of the following: (a) any notice or other communication (written, oral or otherwise) by a governmental authority relating to the solvency of the Insurer; (b) any notice or other communication (written, oral or otherwise) by a governmental authority relating to the marketing, issuance and sale of the Private Label Policies; and (c) any actual or threatened action by a governmental authority against the Insurer.

                      ARTICLE VIII: TERM AND TERMINATION

   8.1 EFFECTIVE DATE OF THE AGREEMENT. This Agreement shall commence as of the Effective Date and will continue until terminated pursuant to Section 8.2.

   8.2 TERMINATION OF THE AGREEMENT. This Agreement will terminate on the earlier of the following:

   (a) On the next December 31 after the party terminating the Agreement as of such date provides at least 90 days prior written notice to the other party.

   (b) Immediately upon delivery of written notice by either party to the other party following:

        (i) bankruptcy or insolvency of the other party; or

        (ii) fraud or embezzlement on the part of an executive officer of the other party related to the services to be provided hereunder, provided that
                                                                   --------
     such termination shall not release, diminish or affect any liability on the part of such party with respect thereto.

        (c) Upon delivery of prior written notice by the other party to the other party effective not less than 30 days after delivery of such written notice for failure of the other party to comply with any agreement, condition or covenant under this Agreement, provided that such termination shall not be
                               --------
effective if, during such 30 day or other notice period, such failure has been cured, or, in the case of any failure to comply other than nonpayment of the Service Fee, if the cure will require more than 30 days, if the cure has been commenced and is being pursued in good faith.

   8.3 EFFECT OF TERMINATION. (a) If this Agreement is terminated, the Service Fee with respect to the BT Re Administrative Services will be prorated to the effective date of termination and will be based on the value of all of the BT Re Administrative Services through the termination date.

   (b) In the event of termination of this Agreement, the Insurer shall have the right to collect from BT Re any and all claim files, records and other documents relating to the Private Label Policies subject to this Agreement and BT Re shall return same to the Insurer within 90 days following receipt of a written request by the Insurer for same. The Insurer shall bear the cost of delivery of such claim files, records and other documents.

   (c) In the event that BT Re reinsures risks under the Private Label Policies pursuant to a separate reinsurance agreement, termination of this Agreement shall not permit the Insurer to recapture any risks under such reinsurance agreement absent an express provision in such reinsurance agreement.

   (d) The provisions of Articles III, V and VI and Section 9.1 shall survive the term and termination of this Agreement.

                           ARTICLE IX: MISCELLANEOUS

   9.1 SERVICES TO OTHER CLIENTS. (a) BT Re provides services to other clients and may give advice and take action with respect to any of those clients that may differ from the advice given, or the time or nature of action taken, with respect to the Insurer. Nothing in this Agreement shall in any way be deemed to restrict the right of BT Re, to perform services for any other person or entity and to collect fees for such services, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Insurer.

   (b) BT Re will not share with or distribute to other insurers, without the consent of the Insurer, documents created for the Insurer under Section 1.1 and bearing the Insurer's name, provided that this Section 9.1(b) shall not prohibit
                            --------
the Insurer from providing services to other clients as set forth in Section 9.1(a).

   (c) BT Re acknowledges that it also offers life insurance policies directly as an insurer that may be the same as or similar to the Private Label Policies. BT Re agrees that it will not solicit such life insurance policies from persons by using customer information obtained from the Insurer under this Agreement.

   9.2 NOTICES. Any notice, demand, request or approval shall be in writing and shall be sufficiently given when personally delivered or if sent by facsimile or certified mail to the other party and actually received at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        (a)  If to BT Re:

             BT Reinsurance Limited
             40 Esplanade
             St. Helier, Jersey
             JE2 3QB
             Channel Islands

             Attention: Michael J. Harman
             Tel: 011-44-1534-285-127
             Fax: 011-44-1534-285-122

        (b)  If to the Insurer:

             Scottish Life Assurance
             (Cayman) Ltd.
             P.O. Box 30868 SMB
             5th Floor, Ugland House
             George Town, Grand Cayman
             Cayman Islands, BWI

             Attention: Michelle L. Boucher
             Tel: 345-949-2800
             Fax: 345-949-2519

   9.3 GOVERNING LAW. This Agreement shall be administered, construed, and enforced according to the laws of the Island of Jersey (without regard to any conflict of laws provisions).

   9.4 NO WAIVER. Failure of any party to enforce any provision of this Agreement shall not constitute a course of conduct or waiver in the future of the right to enforce the same or any other provision.

   9.5 COUNTERPARTS. This Agreement may be signed in multiple counterparts. Each counterpart shall be considered an original instrument, but all of them in the aggregate shall constitute one agreement.

   9.6 SEVERABILITY. In the event that any word, sentence, paragraph provision or article of this Agreement is found to be void or voidable, the remainder of this Agreement shall nevertheless be legal and binding with the same force and effect as though the void or voidable parts were deleted.

   9.7 ASSIGNMENT AND THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the parties hereto and their respective successors, legal representatives and assigns. No other person or entity shall obtain an interest herein or be deemed to be a beneficiary of the provisions contained herein except as specifically set forth herein. This Agreement may not be assigned by any party without the written consent of the other parties.

   9.8 AMENDMENTS. This Agreement may be amended at any time by written agreement among the parties hereto.

   9.9 INTERPRETATION OF HEADINGS. The headings, exhibit names and captions, if any, provided herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this document, and shall not be used in construing this instrument. This Agreement shall be interpreted and enforced in accordance with the provisions hereof without the aid of any canon, custom or rule of law requiring or suggesting constitution against the party causing the drafting of the provision in question. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neutral genders.

   9.10 RELATIONSHIP OF THE PARTIES. The Insurer and BT Re are independent of one another. Nothing in this Agreement shall be deemed to create: a joint venture or partnership between the parties; a relationship of employer and employee; a relationship of principal and agent; or any relationship other than independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

   9.11 EXAMINATION OF RECORDS. BT Re or its representatives shall have the right to examine at any reasonable time any and all of the Insurer's books and records relating to the Private Label Policies, including but not limited to the policy account values of the Private Label Policies, provided that such right
                                                     --------
shall not be exercised for any reason other than the proper operation of this Agreement. At BT Re's option, in lieu of BT Re or its representatives examining such books and records at the Insurer's place or places of business where such books and records are maintained by the Insurer, the Insurer agrees to promptly provide copies of such books and records to BT Re on receipt of a written request from BT Re. The Insurer shall cooperate fully with any such examination and provide all such books and records requested by BT Re or its representatives, subject to the confidentiality provisions set forth in Section 6.1.

   9.12 FORCE MAJEURE. Each party shall be excused from the performance for any period to the extent that that party is prevented from performing services, in whole or in part, as a result of delays caused by the other party, an act of God or war, civil disturbance, court order, labor dispute, third party nonperformance or other cause beyond that party's reasonable control, including failures or fluctuation in electric power, heat, light, air conditioning or telecommunications equipment. Such nonperformance shall not be a default of this Agreement.

   9.13 INTEGRATION. This Agreement and the schedules attached hereto shall be the complete and total understanding of the parties and shall not be amended except in writing executed by the parties. This Agreement supersedes all prior or contemporaneous agreements, letters of intent, discussions or understandings between the parties concerning the Private Label Policies or any other subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     BT REINSURANCE LIMITED



                                     By: /s/ Michael J. Harman
                                        ---------------------------------
                                     Name: Michael J. Harman
                                     Title: Joint Managing Director

                                     SCOTTISH LIFE ASSURANCE
                                     (CAYMAN) LTD.

                                     By: /s/ Michelle Boucher
                                        ---------------------------------
                                     Name:   Michelle Boucher
                                     Title:  Director

                 SCHEDULE 2.1 - BT RE ADMINISTRATIVE SERVICES


NAME OF BT RE                   DESCRIPTION OF BT RE ADMINISTRATIVE SERVICE
ADMINISTRATIVE SERVICE
--------------------------------------------------------------------------------
Policy Illustration Service     Prepare policy illustrations for prospective
                                purchasers of the Private Label Policies
--------------------------------------------------------------------------------
Section 7702 Testing            Test the Private Label Policies to determine if
Service                         they qualify as life insurance under Section
                                7702 of the Internal Revenue Code of 1986, as
                                amended (the "Code") and determine whether the
                                              ----
                                Private Label Policy is a modified endowment
                                contract under Code Section 7702A. Monitor
                                ongoing Section 7702 compliance and promptly
                                notify Insurer of return of premiums or other
                                amounts to assure compliance with Section 7702.
--------------------------------------------------------------------------------
Medical Information             Arrange for collection of medical information
Service                         and medical examinations for prospective
                                insureds under the Private Label Policies for
                                purposes of underwriting the risks of
                                prospective purchasers of the Private Label
                                Policies
--------------------------------------------------------------------------------
Reinsurance Service             Use its best efforts to either (a) place
                                reinsurance of the net amount at risk under the Private Label Policies with third party reinsures, or (b) seek to engage BT Re to reinsure the net amount at risk under the Private Label Policies with BT Re retroceding the risk to one or more third party reinsurers acceptable to BT Re. BT Re contemplates reinsuring the net amount at risk under the Private Label Policies and retroceding the entire risk to a retrocessionnaire. BT Re contemplates that the reinsurance agreement for such reinsurance will be put in place before any Private Label Policies are issued by the Insurer. Such reinsurance will be available on a facultative basis (i.e. each risk is subject to individual underwriting by the reinsurer and/or retrocessionnaire).


--------------------------------------------------------------------------------

                                     2.1-1

NAME OF BT RE                   DESCRIPTION OF BT RE ADMINISTRATIVE SERVICE
ADMINISTRATIVE SERVICE
--------------------------------------------------------------------------------
Underwriting Service            If BT Re reinsures the net amount at risk under
                                the Private Label Policies, then BT Re will
                                underwrite the risks proposed to be insured
                                under the Private Label Policies using
                                underwriting guidelines approved by BT Re and
                                provided to the Insurer. If one or more
                                reinsurers other than BT Re reinsure the net
                                amount at risk under the Private Label Policies,
                                then BT Re will prepare the underwriting
                                submission to such reinsurers and one or more of
                                such reinsurers will underwrite the risks
                                proposed to be insured under the Private Label
                                Policies using underwriting guidelines approved
                                by such reinsurer(s) and BT Re and provided to
                                the Insurer
--------------------------------------------------------------------------------
Death Benefit Service           Review death claims under the Private Label
                                Policies and calculate the death benefit
                                required under the Private Label Policies
--------------------------------------------------------------------------------

                                     2.1-2

                SCHEDULE 2.2 - INSURER ADMINISTRATIVE SERVICES



NAME OF INSURER SERVICE         DESCRIPTION OF INSURER SERVICE
--------------------------------------------------------------------------------
Qualified Purchaser             Determination that prospective purchaser of
Qualification Service           Private Label Policy is a qualified purchaser
--------------------------------------------------------------------------------
Insurable Interest Service      Determination that the prospective policyowner
                                of a Private Label Policy has an insurable
                                interest in the proposed insured
--------------------------------------------------------------------------------
Fund Investment                 Identification of, investigation of and
Manager Service                 appointment of investment managers for
                                investment funds in which the Private Label
                                Policies are invested (the "Funds"), including
                                                            -----
                                but not limited to contracting with investment
                                managers and revisions to private placement
                                memorandum relating to additions and deletions
                                of Funds
--------------------------------------------------------------------------------
Asset/Fund Accounting           Investment fund accounting for the Private Label
Service                         Policies
--------------------------------------------------------------------------------
817 Compliance Service          Monitor compliance with the diversification,
                                investor control and other requirements of Code
                                Section 817
--------------------------------------------------------------------------------
Policy Negotiation              Negotiate the sale of the Private Label
Service                         Policies
--------------------------------------------------------------------------------
Underwriting                    Arrange for completion by proposed insured under
Questionnaire and               Private Label Policy of all forms required for
Medical Authorization           policy underwriting, including but not limited
Service                         to an underwriting questionnaire and a medical
                                information authorization
--------------------------------------------------------------------------------
Policy Issuance and             Issue and deliver each Private Label Policy
Delivery Service
--------------------------------------------------------------------------------
Policy Service                  Provide all policyholder services for Private
                                Label Policies after policy issuance, including
                                but not limited to premium billing, preparation
                                and delivery of monthly policy account
                                statements, processing of policy loans,
                                processing of change of policyowner and
                                beneficiary requests, processing of transfers
                                among Funds and policy surrenders (total and
                                partial)
--------------------------------------------------------------------------------
Payment of Death Benefit        Following calculation of the death benefit under
                                a Private Label Policy by BT Re, payment of
                                death benefit under a Private Label Policy
--------------------------------------------------------------------------------

                                     2.2-1

NAME OF INSURER SERVICE         DESCRIPTION OF INSURER SERVICE
--------------------------------------------------------------------------------
Policy Litigation               Engagement of counsel and payment of fees and
                                disbursements for defense of any litigation
                                brought under a Private Label Policy, including
                                but not limited to claims litigation
--------------------------------------------------------------------------------
                                     2.2-2

                       SCHEDULE 3.1 - SERVICE FEE



Service                         Fee
--------------------------------------------------------------------------------
BT Re Private Label Services    U.S. $75,000, due on the Effective Date
(Section 1.1(a) & (b))
--------------------------------------------------------------------------------
BT Re Administrative Services   For each Private Label Policy that is issued by
(Section 2.1)                   the Insurer from and after the Effective Date,
                                an amount, payable in U.S. dollars, equal to the
                                lesser of (a) the product of 50 basis points per
                                ------
                                annum and the policy account value under the
                                Private Label Policy measured at the end of a
                                policy year of the Private Label Policy, and (b)
                                the product of 0.50 and the mortality and
                                expense or other administrative charge payable
                                to the Insurer under the Private Label Policy,
                                provided that such amount shall not be less than
                                --------
                                U.S.$15,000. Payment shall be made by the
                                Insurer to BT Re within 10 days of the date the
                                Insurer deducts each mortality and expense or
                                other administrative charge under the Private
                                Label Policy, provided that any amount to be
                                              --------
                                paid by the Insurer other than from mortality
                                and expense or other administrative charge
                                deductions under the Private Label Policy shall
                                be paid by the Insurer within 10 days of the
                                date the Insurer deducts the last mortality and
                                expense or other administrative charge under the
                                Private Label Policy during the policy year in
                                which the U.S.$15,000 minimum amount is in
                                effect.
--------------------------------------------------------------------------------
BT Re Administrative Services   Fee for collection of medical information and
(Section 2.1)                   medical examinations for prospective insureds
                                under the Private Label Policies for purposes of
                                underwriting the risks of prospective purchasers
                                of the Private Label Policies:  U.S.$2,000 each
                                such prospective insured, payable with
                                submission of underwriting questionnaire or
                                application for insurance for each prospective
                                insured.
--------------------------------------------------------------------------------

                                     3.1-1